UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Hamilton Street, Suite 200 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01  Completion of an Acquisition or Disposition of Assets

On November 28, 2017, pursuant to the terms of the Asset Purchase Agreement (the “Purchase Agreement”) entered into on August 4, 2017 by and among (i) CrossAmerica Partners LP (“CrossAmerica” or “the Partnership”), (ii) Jet-Pep, Inc., an Alabama corporation, and (iii) other persons listed as signatories in the Purchase Agreement (collectively the “Sellers”), CrossAmerica purchased certain assets of Jet-Pep, Inc. for a total cash consideration of  $72 million, plus working capital and closing costs which was financed under the Partnership’s credit facility. The assets consist of 101 commission operated retail sites, including 92 fee simple sites, the leasehold interest in 5 leased real property sites, and 4 independent commission accounts. These locations sold nearly 91 million gallons of unbranded fuel in 2016.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statement of Businesses Acquired

CrossAmerica intends to file the historical financial statements of Jet-Pep, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

CrossAmerica intends to furnish pro forma financial information relating to the Jet-Pep, Inc. acquisition required pursuant to Article 11 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

Exhibit 2.1

Asset Purchase Agreement by and between CrossAmerica Partners LP and Jet-Pep, Inc. and other listed signatories, dated as of August 4, 2017 (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 10-Q filed by CrossAmerica on November 8, 2017)*

* The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. CrossAmerica Partners LP will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Giovanna Rueda
	Name:	Giovanna Rueda

	Title:	Director, Legal Affairs and Corporate Secretary

Dated: December 4, 2017